UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 3, 2015 the Board of Directors of Business Development Corporation of America (the “Company”) appointed Corinne D. Pankovcin to serve as Chief Financial Officer, Treasurer and Secretary of the Company. In connection with Ms. Pankovcin’s appointment, Nicholas Radesca resigned from his role as Chief Financial Officer, Treasurer and Secretary of the Company, effective as of that same date. Mr. Radesca did not resign pursuant to any disagreement with the Company.

There are no related party transactions involving Ms. Pankovcin that are reportable under Item 404(a) of Regulation S-K.

Corinne D. Pankovcin, 48, has served as Chief Financial Officer of the Company and Business Development Corporation of America II (“BDCA II”) since December 2015. Prior to joining the Company and BDCA II, Ms. Pankovcin was the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation (formerly, BlackRock Kelso Capital Corporation) (NASDAQ: BKCC), an externally-managed business development company, and a Managing Director of Finance at BlackRock Investment Management LLC from January 2011 until August 2015. Prior to that, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as chief financial officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005, Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A from Hofstra University. She is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: December 4, 2015	By:	/s/ Peter M. Budko
Name: Peter M. Budko
Title: Chief Executive Officer and Chairman of the Board of Directors